UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 13, 2021

PURTHANOL RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-33271	98-0229951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2711 Centreville Rd Suite 400 Wilmington, Delaware 19808

(Address of Principal Executive Offices) (Zip Code)

302-288-0658

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 4 - Matters Related to Accountants and Financial Statements

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS AND A RELATED AUDIT REPORT.

On December 9, 2021, Purthanol Resources Ltd. (the” Company”) determined that the Company should amend it’s Form 10 filed with the SEC on September 29, 2021. The amendments to the Company’s Form 10 will be intended to correct errors in the financial statements for the years ended November 30, 2019 and November 30, 2020, to complete the audit of the subject financial statements and to correct the fact that both the audit report related to the subject financial statements and the Consent of Independent Auditors required for Exhibit 23.1 were not included in the Company’s Form 10 filing. The Company intends to file amended financial statements for these periods and to amend its Form 10 accordingly.

The Company has discussed the matters disclosed in this filing with our independent registered public accountants.

Section 9 - Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

None

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Purthanol Resources Ltd.

By:/s/ Leonard Stella

Name Leonard Stella

President, Secretary Treasurer, Principal Executive Officer, Principal Financial Officer